Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent Events

14. Subsequent Events

Management of the Company has evaluated subsequent events through March 15, 2024, the date these consolidated financial statements were issued.

On February 15, 2024, the Company entered into a certain Membership Interest Purchase Agreement (the “Agreement”) with Mark L. Hoskins and Barrett Hoskins, pursuant to which Mark L. Hoskins and Barrett Hoskins agreed to sell to the Company and the Company agreed to purchase from Mark L. Hoskins and Barrett Hoskins 100% of the membership interests (the “Acquisition”) in 339 Justabout Land Co., LLC (“339”), a land development company, for a purchase price of approximately $3,892 (the “Purchase Price”). 339 was formed in 2022 and, in 2022, purchased a large tract of land in Peters Township, Washington County, Pennsylvania, a suburb of Pittsburgh. The property has since been subdivided into two parcels. One parcel is being developed into 37 lots which should be available for construction of homes starting in the summer of 2024, of which one lot was purchased and is currently owned by Benjamin Marcus Homes, LLC (“BMH”), and the other parcel will be developed into 24 lots, which should be available for construction later this year or early next year (36 lots owned by 339 which should be available for construction, together with 24 lots owned by 339 which should be available for construction, the “60 Lots”). The total expected selling price of the lots is $17,800. The Purchase Price was then deposited by Mark L. Hoskins and BMH, which they also own, as equity. BMH immediately repaid an intercompany debt to 339 of $892, which in turn was returned to the Company, leaving the net investment at $3,000. 339 was purchased subject to the debt owed by 339, which included a first position development loan from the Company, and two subordinate financings from lenders outside of the Company. After the Acquisition, the Company will have approximately $9,100 invested in 339 and 339 will have an additional approximately $1,900 in debt. The Company anticipates further expenditures of $2,700 for development, not including capitalized interest.

On February 15, 2024, the Company completed the Acquisition of 339. In connection with the Acquisition, the Company caused 339 to enter into an agreement with BMH which gives BMH the option to purchase certain 37 lots owned by 339 for a period of one year at specified prices (the “Option Agreement”). BMH may exercise two additional one-year extensions 60 days prior to the expiration of the current option period or extension period subject to certain conditions. BMH incurred an option fee of $890 for the first year of the option agreement. The Company is also working with BMH to sell some lots to a third party. The Company also caused 339 to enter into a management services agreement (the “Management Services Agreement”) with BMH to manage the development of 60 Lots for a period of three years. The Management Services Agreement only pays BMH if all of the 60 Lots are sold within three years. If that is achieved, BMH will receive 67% of the profit from the sale of the 60 Lots.

As a result of the Acquisition, the Company has lowered the amount it is lending to BMH, its largest customer, which is owned by Mark Hoskins, and anticipates having direct sales contracts with third party builders for some of the lots, further reducing its exposure to its largest customer.